LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

LVIP Blended Mid Cap Managed Volatility Fund

Supplement Dated July 1, 2021 to the Summary Prospectus dated May 1, 2021

This Supplement updates certain information in the Summary Prospectus for the LVIP Blended Mid Cap Managed Volatility Fund (the “Fund”). You may obtain copies of the Fund’s Summary Prospectus free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

Effective immediately, the following replaces the information related to Massachusetts Financial Services Company (“MFS”) under Portfolio Managers on page 5 of the Summary Prospectus:

MFS Portfolio Managers	Company Title	Experience with Fund
Eric Fischman, CFA	Investment Officer and Portfolio Manager	Since October 2018
Paul Gordon	Investment Officer and Portfolio Manager	Since October 2018
Eric Braz, CFA	Investment Officer and Portfolio Manager	Since June 2021

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE